Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	December 31, 2002	January 31, 2003	February 28, 2003	March 31, 2003	April 30, 2003	May 31, 2003	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003

Retail Bank Statistics:
Total customers	152,560	155,400	157,251	162,358	163,480	163,095	162,854	163,232	164,188	165,467	165,692	165,901	165,762
Total households	147,973	148,948	149,556	151,978	152,955	152,549	152,277	152,668	153,167	154,817	155,096	155,212	155,067
Average accounts per household	1.5	1.5	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6	1.6
Percentage of transactional accounts	75%	75%	75%	73%	75%	75%	75%	75%	75%	75%	75%	75%	75%

Average retail checking account balance	$1,641	$1,721	$1,816	$1,806	$1,800	$1,919	$1,886	$1,904	$1,980	$1,928	$2,029	$2,008	$2,063
Average retail money market account balance	$11,134	$11,627	$12,201	$12,820	$13,093	$13,626	$13,949	$14,382	$14,716	$14,947	$15,365	$15,656	$15,777
Average retail CD balance	$18,379	$18,317	$17,972	$17,827	$17,488	$17,677	$17,772	$17,744	$17,679	$17,668	$17,567	$17,582	$17,590

Average small business checking account balance										$3,937	$3,803	$4,193	$4,697
Average small business money market account balance										$34,651	$35,733	$39,861	$38,835
Average small business CD balance										$67,858	$65,104	$64,924	$59,673

Retail deposits										$2,212,717	$2,268,065	$2,295,409	$2,315,086
Small business deposits										$17,454	$20,382	$24,326	$26,555
Other deposits										$295,533	$235,155	$200,229	$199,718
Total deposits	$2,064,236	$2,094,836	$2,211,000	$2,284,298	$2,415,919	$2,410,112	$2,478,181	$2,669,778	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359

Online bill pay penetration (accounts > 90 days)	47%	47%	47%	47%	47%	46%	47%	47%	47%	47%	47%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	43%	44%	45%	46%	46%	46%	45%	44%	44%	44%	44%	44%	45%

Consolidated Statistics:
Total average assets (consolidated)	$3,654,109	$3,632,307	$3,663,649	$3,592,501	$3,935,052	$4,141,618	$4,376,432	$4,430,258	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911
Total deposits (consolidated)	$2,044,922	$2,081,245	$2,204,076	$2,279,313	$2,406,361	$2,402,865	$2,464,232	$2,666,111	$2,649,851	$2,524,385	$2,519,979	$2,515,836	$2,538,266

Mortgage Production:
Conforming	$1,360,762	$1,296,285	$1,135,576	$1,467,662	$1,669,002	$1,589,147	$1,835,040	$2,240,109	$1,652,731	$1,199,650	$944,564	$780,153	$893,909
Non-conforming	181,680	165,409	135,327	157,164	178,805	168,980	160,556	171,913	179,889	237,231	254,550	193,478	214,626
Total mortgage production	$1,542,442	$1,461,694	$1,270,903	$1,624,826	$1,847,807	$1,758,127	$1,995,596	$2,412,022	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535

Refinance Loans as a % of Production		61%	56%	51%	53%	42%	44%	51%	54%	41%	38%	40%	41%

Pooled or Whole Loan Mortgage Sales:
Conforming	$1,390,790	$1,114,345	$1,101,130	$1,233,610	$1,325,106	$1,519,904	$1,133,634	$2,062,984	$1,676,816	$848,545	$1,471,454	$777,349	$909,852
Non-conforming	158,497	179,289	164,237	138,836	153,555	173,694	177,902	148,720	183,977	—	423,078	253,340	15,106
Total pooled or whole loan mortgage sales	$1,549,287	$1,293,634	$1,265,367	$1,372,446	$1,478,661	$1,693,598	$1,311,536	$2,211,704	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958

Conforming Mortgage Pipeline:
Locked pipeline	$1,502,938	$1,535,495	$1,717,228	$2,164,246	$2,368,193	$3,003,749	$3,362,424	$2,204,239	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943
Application pipeline	1,861,956	2,030,046	2,241,251	2,550,331	2,612,205	2,819,135	2,954,577	2,801,579	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307
Total pipeline	$3,364,894	$3,565,541	$3,958,479	$4,714,577	$4,980,398	$5,822,884	$6,317,001	$5,005,818	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250

Servicing:
Held for sale		$706,259	$719,980	$391,019	$412,250	$480,405	$330,594	$580,315	$510,459	$281,946	$289,677	$396,414	$563,061
Available for sale		6,561,448	6,905,343	7,666,062	8,089,558	8,712,955	9,187,797	9,824,147	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325
UPB underlying MSRs		7,267,707	7,625,323	8,057,081	8,501,808	9,193,360	9,518,391	10,404,462	11,013,238	11,272,657	12,105,054	12,355,067	12,856,386
Work-in-process and whole loans		1,758,694	1,226,713	1,813,038	2,206,237	2,289,467	3,137,931	3,576,571	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796
Sold but not transferred		947,000	879,409	815,806	902,659	1,027,086	753,718	1,081,955	1,339,979	833,827	1,186,995	1,288,353	498,474
Third party subservicing		1,272,006	1,292,498	1,335,512	1,130,128	1,140,251	1,041,870	970,569	898,064	876,210	828,064	763,326	553,554
Total loans serviced	$11,153,274	$11,245,407	$11,023,943	$12,021,437	$12,740,832	$13,650,164	$14,451,910	$16,033,557	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,338,210

Statistics Based on MSRs:
Weighted average note rate	6.78%	6.62%	6.56%	6.51%	6.42%	6.36%	6.35%	6.27%	6.19%	6.13%	6.12%	6.10%	6.09%
Weighted average service fee	0.38%	0.39%	0.39%	0.37%	0.37%	0.36%	0.35%	0.35%	0.34%	0.34%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	2.98%	2.58%	2.75%	2.51%	2.70%	2.80%	2.51%	2.95%	3.36%	3.33%	3.12%	4.73%	4.15%
Bankruptcy & foreclosure	0.86%	0.85%	0.71%	0.70%	0.73%	0.72%	0.58%	0.62%	0.64%	0.63%	0.71%	0.67%	0.77%

Insurance Sales:
Number of policies sold						40	38	63	47	38	49	71	92
Number of policies in force					84	119	154	217	259	294	336	396	477

Indirect Auto Lending:
Number of loans						112	200	445	595	1,014	957	615	1,069
Production						$1,899	$3,478	$7,841	$11,327	$19,760	$19,124	$12,511	$22,961
Weighted Average Note Rate										6.35%	6.58%	6.56%	6.20%

ATM/Merchant Processing:
ATMs (third-party owned)												3,887	3,780
ATMs (proprietary)												399	536
Total ATMS Serviced												4,286	4,316

Merchant Service Terminals												151	178

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Highlights/Clarifications

Attached is our monthly statistical report. It reflects operating results for December 2003. Notable items include:

•      Total bank deposits finished the year at a record high, fueled by a monthly increase in core retail deposits of $20 million. On an annual basis, total deposits were up by 23%.

•      Conforming mortgage production totaled $894 million, a monthly increase of $114 million or 15%. Non-conforming production totaled $215 million, an increase of $21 million  or 11%.

•      Conforming mortgage sales totaled $909 million, a monthly increase of $133 million or 17%. Non-conforming sales totaled $15 million, a decrease of $238 million or 94%. Management made a strategic decision to delay delivery of recent production into the capital markets.

•      The company’s overall servicing portfolio remained relatively flat month-over-month. We completed the transfer of a significant amount of servicing rights, which masked growth in our core held-for-investment portfolio. The core portfolio was up by $501 million or 4%.

•      Dealer Financial services generated a record $23 million in production, a monthly increase of $10 million or 84%.

Additionally, through this monthly report, we will begin speaking to the range of quarterly estimates since many analysts and investors have made this request.

Today, we are aware of nine estimates for Fourth Quarter 2003 earnings, ranging from $.22 to $.27 per share with a consensus of $.24 per share. Based on prevailing market and operating conditions, the company’s results are tracking toward the lower end or slightly below this range. Factors impacting results include 1) the decision to delay non-conforming sales in December; 2) declining volumes and competitive pricing pressures in the conforming mortgage channel; and 3) continued pressure on results from the servicing operation due to the low interest rate environment.

Management will provide further detail when the company reports final earnings for the quarter, which is currently planned for pre-market on Wednesday, January 28.